                            AMENDMENT
                   TO AIRCRAFT LEASE AGREEMENT
                  DATED AS OF DECEMBER 22, 1988


     THIS AMENDMENT amends and supplements the above Aircraft Lease Agreement (the "Lease"), between GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor") and CONSECO INVESTMENT HOLDING COMPANY ("Lessee") and is hereby incorporated into the Lease as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

     The Lease is hereby amended as follows:

     1. Annex B of the Lease is replaced with the attached Annex B-2 and Amendment #1 to Annex F.

     Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect. This Amendment is not binding or effective with respect to the Lease or the Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Amendment to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                            LESSEE:

GENERAL ELECTRIC CAPITAL           CONSECO INVESTMENT HOLDING
  CORPORATION                        COMPANY



By: /s/WILLIAM J. McELROY     By: /s/MARK A. FERRUCCI
    ---------------------         --------------------

Name: William J. McElroy      Name:  Mark A. Ferrucci

Title: Region Credit Analyst  Title: President

                                   Attest:


                                   By:    /s/KIM E. LUTTHANS
                                          -------------------
                                   Name:     Kim E. Lutthans

GUARANTOR:
Agree, Acknowledge and Accept Amendment
to Aircraft Lease Agreement as set forth herein.

CONSECO, INC.

By: /s/LAWRENCE W. INLOW
    ---------------------
Name: Lawrence W. Inlow

Title: Executive Vice President

              GENERAL ELECTRIC CAPITAL CORPORATION


                            ANNEX B-2

                         Financial Terms

                  (178 month Basic Lease Term)

Basic Term Commencement
  Date:                                January 1, 1989

Basic Term:                            One Hundred Seventy Eight (178) Months

Advance Rent:                          (a) Amount:  $87,631.97
                                       (b) Due Date:  Lease Commencement Date

Interim Rent:                          Due Date:  Lease Commencement Date

Original Lessors' Cost:                $4,700,000.00

First Basic Rent Date:                 January 2, 1989

Basic Rent Dates:                      Monthly in Advance

First Termination Date:                January 2, 1992

Last Basic Rent Date:                  October 1, 2003

Expiration Date:                       October 1, 2003

Daily Lease Rate Factor:               .0321%

Basic Term Rental Payment:             Dollar Amount      Rental No.
                                       -------------      ----------
     (First Rental Period)             $87,631.97             #1

    (Second Rental Period)             $45,287.790        #2 through #58

     (Third Rental Period)             $33,625.18         #59 through #178

Primary Hangar Location:               Indianapolis International Airport
                                       Indianapolis, Indiana

              GENERAL ELECTRIC CAPITAL CORPORATION

                            ANNEX B-2

                         Financial terms

                  (178 month Basic Lease Term)

Last Deliver Date:              December 31, 1988

Tax Benefits:                   Method: 200% declining balance method
                                over the Recovery Period, switching to
                                straight line method for the 1st
                                taxable year for which using the
                                straight line method with respect to
                                the adjusted basis as of the beginning
                                of such year will yield a larger
                                allowance.


                                Recovery Period:  Five (5) Years

                                Basis:  100% of Equipment Cost









LESSOR:

General Electric Capital
  Corporation

By:   /s/WILLIAM J.McELROY
      --------------------
Name:  William J. McElroy
Title: Region Credit Analyst


LESSEE:

Conseco Investment Holding Company

By:   /s/MARK A FERRUCCI
      ------------------
Name:   Mark A Ferruci
Title:  President

              GENERAL ELECTRIC CAPITAL CORPORATION

                          AMENDMENT #1
                               to
                             ANNEX F

             Stipulated Loss and Termination Values

     The stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payment.

          *Capitalized Lessor's Cost:   $4,700,000.00
     Interim Period and
         Basic Rent      Stipulated    Termination
       Payment Number    Loss Value       Value
         Interim
      Basic Term
                           107.957%       101.573%
            1              107.957        101.573
            2              107.014        100.654
            3              106.963        100.628
            4              106.896        100.586
            5              106.816        100.530
            6              106.723        100.462
            7              106.618        100.382
            8              106.507        100.296
            9              106.384        100.197
           10              106.247        100.086
           11              106.106         99.969
           12              105.952         99.840
           13              105.784         99.698
           14              105.612         99.550
           15              105.431         99.394
           16              105.238         99.227
           17              105.037         99.051
           18              104.827         98.867
           19              104.610         98.675
           20              104.387         98.477
           21              104.156         98.272
           22              103.916         98.058
           23              103.671         97.838
           24              103.418         97.611
           25              103.156         97.375
           26              102.889         97.134
           27              102.615         96.886
           28              102.335         96.631
           29              102.049         96.371
           30              101.757         96.106

              GENERAL ELECTRIC CAPITAL CORPORATION

                          AMENDMENT #1
                               to
                             ANNEX F

             Stipulated Loss and Termination Values

           The stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payment.


          *Capitalized Lessor's Cost:   $4,700,000.00
     Interim Period and
         Basic Rent      Stipulated    Termination
       Payment Number    Loss Value       Value
       Basic Term
           31              101.460         95.835
           32              101.158         95.559
           33              100.850         95.278
           34              100.537         94.991
           35              100.218         94.699
           36               99.894         94.401
           37               99.564         94.097
           38               99.228         93.789
           39               98.887         93.474
           40               98.540         93.154
           41               98.188         92.829
           42               97.830         92.498
           43               97.466         92.162
           44               97.097         91.820
           45               96.722         91.472
           46               96.342         91.119
           47               95.955         90.760
           48               95.563         90.395
           49               95.166         90.025
           50               94.762         89.649
           51               94.353         89.267
           52               93.940         88.882
           53               93.523         88.493
           54               93.103         88.101
           55               92.680         87.706
           56               92.250         87.304
           57               91.817         86.900
           58               91.380         86.491
           59               87.754         81.779
           60               87.406         81.456

              GENERAL ELECTRIC CAPITAL CORPORATION

                          AMENDMENT #1
                               to
                             ANNEX F

             Stipulated Loss and Termination Values

           The stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payment.

          *Capitalized Lessor's Cost:   $4,700,000.00
     Interim Period and
         Basic Rent      Stipulated    Termination
       Payment Number    Loss Value       Value
       Basic Term
           61               87.056         81.131
           61               86.702         80.802
           63               86.345         80.470
           64               85.988         80.138
           65               85.629         79.804
           66               85.270         79.470
           67               84.910         79.135
           68               84.546         78.796
           69               84.182         78.457
           70               83.817         78.117
           71               83.448         77.773
           72               83.078         77.428
           73               82.707         77.082
           74               82.333         76.733
           75               81.956         76.381
           76               81.580         76.030
           77               81.201         75.676
           78               80.821         75.321
           79               80.440         74.965
           80               80.056         74.606
           81               79.671         74.246
           82               79.284         73.884
           83               78.895         73.520
           84               78.504         73.154
           85               78.112         72.787
           86               77.718         72.418
           87               77.321         72.046
           88               76.924         71.674
           89               76.524         71.299
           90               76.122         70.922

              GENERAL ELECTRIC CAPITAL CORPORATION

                          AMENDMENT #1
                               to
                             ANNEX F

             Stipulated Loss and Termination Values

           The stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payment.


          *Capitalized Lessor's Cost:   $4,700,000.00
     Interim Period and
         Basic Rent      Stipulated    Termination
       Payment Number    Loss Value       Value
       Basic Term
            91              75.719         70.544
            92              75.314         70.164
            93              74.907         69.782
            94              74.498         69.398
            95              74.087         69.012
            96              73.674         68.624
            97              73.259         68.234
            98              72.842         67.842
            99              72.424         67.449
           100              72.003         67.053
           101              71.581         66.656
           102              71.157         66.257
           103              70.730         65.855
           104              70.302         65.452
           105              69.872         65.047
           106              69.439         64.639
           107              69.005         64.230
           108              68.569         63.819
           109              68.130         63.405
           110              67.690         62.990
           111              67.247         62.572
           112              66.803         62.153
           113              66.356         61.731
           114              65.908         61.308
           115              65.457         60.882
           116              65.004         60.454
           117              64.549         60.024
           118              64.092         59.592
           119              63.633         59.158
           120              63.172         58.722

              GENERAL ELECTRIC CAPITAL CORPORATION

                          AMENDMENT #1
                               to
                             ANNEX F

             Stipulated Loss and Termination Values

           The stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payment.

          *Capitalized Lessor's Cost:   $4,700,000.00
     Interim Period and
         Basic Rent      Stipulated    Termination
       Payment Number    Loss Value       Value
       Basic Term
           121              62.708         58.283
           122              62.243         57.843
           123              61.775         57.400
           124              61.305         56.955
           125              60.833         56.508
           126              60.359         56.059
           127              59.882         55.607
           128              59.403         55.153
           129              58.922         54.697
           130              58.439         54.239
           131              57.953         53.778
           132              57.466         53.316
           133              56.976         52.851
           134              56.483         52.383
           135              55.989         51.914
           136              55.492         51.442
           137              54.992         50.967
           138              54.491         50.491
           139              53.987         50.012
           140              53.481         49.531
           141              52.972         49.047
           142              52.461         48.561
           143              51.948         48.073
           144              51.432         47.582
           145              50.913         47.088
           146              50.393         46.593
           147              49.870         46.095
           148              49.344         45.594
           149              48.816         45.091
           150              48.285         44.585

              GENERAL ELECTRIC CAPITAL CORPORATION

                          AMENDMENT #1
                               to
                             ANNEX F

             Stipulated Loss and Termination Values

           The stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payment.

          *Capitalized Lessor's Cost:   $4,700,000.00
     Interim Period and
         Basic Rent      Stipulated    Termination
       Payment Number    Loss Value       Value
       Basic Term
           151              47.752         44.077
           152              47.217         43.567
           153              46.679         43.054
           154              46.138         42.538
           155              45.595         42.020
           156              45.050         41.500
           157              44.502         40.977
           158              43.951         40.451
           159              43.397         39.922
           160              42.841         39.391
           161              42.283         38.858
           162              41.722         38.322
           163              41.158         37.783
           164              40.591         37.241
           165              40.022         36.697
           166              39.450         36.150
           167              38.876         35.601
           168              38.299         35.049
           169              37.719         34.494
           170              37.136         33.936
           171              36.551         33.376
           172              35.963         32.813
           173              35.372         32.247
           174              34.778         31.678
           175              34.181         31.106
           176              33.582         30.532
           177              32.980         29.955
           178              32.375         29.375
